UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

OCTOBER 16, 2000
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)




ITEM 5. OTHER EVENTS

   On October 16, 2000, Laboratory Corporation of America -Registered Trademark- Holdings (LabCorp -Registered Trademark-) announced today that Roche Holdings, Inc. (Roche), a subsidiary of Hoffmann-La Roche of Switzerland and the current owner of 44% of LabCorp's common stock, on October 13, 2000 sold 3,625,000 shares of LabCorp in a SEC-registered public offering through underwriters led by Credit Suisse First Boston.

   The offering also included 150,000 shares sold by two LabCorp officers. If the underwriters exercise the option to purchase an additional 375,000 shares from Roche to cover over-allotments, Roche's holding would be reduced to approximately 32%.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibit
      20  Press release of the Company dated
          October 16, 2000.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T.SMITH
                  ------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer



Date: October 16, 2000